UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 3, 2004

THE WET SEAL, INC.
(Exact Name of Registrant as Specified in Charter)

              Delaware                               0-18632                              33-0415940
   (State or Other Jurisdiction of           (Commission File Number)        (IRS Employer Identification No.)
           Incorporation)

            26972 Burbank
     Foothill Ranch, California                                                              92610
   (Address of Principal Executive                                                        (Zip Code)
              Offices)

Registrant's telephone number, including area code:                                               (949) 583-9029

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

        On November 3, 2004, The Wet Seal, Inc. (the “Company”) and S.A.C. Capital Management, LLC (“SAC”) entered into an exclusivity letter agreement (the “Exclusivity Letter”) in connection with the negotiations of a proposed financing transaction involving the issuance of securities in the form of convertible notes, warrants and additional investment right warrants to SAC and certain other investors and the entering into of an interim credit facility. Press releases announcing negotiations relating to these transactions are attached as Exhibits 99.1 and 99.2 to this Current Report and are incorporated herein by reference.

        On November 9, 2004, the Company announced that it had entered into definitive transaction documents with SAC described in the press release issued on November 9, 2004 by the Company, which is attached as Exhibit 99.3 to this Current Report and is incorporated herein by reference. The Exclusivity Letter terminated upon the execution and delivery of the definitive transaction documents.

Item 9.01. Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired.

Not Applicable.

(b)     Pro Forma Financial Information.

Not Applicable.

(c)     Exhibits.

10.1       Exclusivity Letter Agreement, dated November 3, 2004, between the Company and S.A.C.
           Capital Management, LLC
99.1       Copy of press Release, dated November 3, 2004, issued by the Company
99.2       Copy of Press Release, dated November 5, 2004, issued by the Company
99.3       Copy of Press Release, dated November 9, 2004, issued by the Company

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            THE WET SEAL, INC.
                                                            (Registrant)

Date:  November 9, 2004                                     By: /s/ Doug Felderman
                                                                 Name: Doug Felderman
                                                                 Title: Chief Financial Officer

EXHIBIT INDEX

EXHIBIT
NUMBER               DESCRIPTION

10.1                 Exclusivity Letter Agreement, dated November 3, 2004, between the Company and
                    S.A.C. Capital Management, LLC
99.1                Copy of Press Release, dated November 3, 2004, issued by the Company
99.2                Copy of Press Release, dated November 5, 2004, issued by the Company
99.3                Copy of Press Release, dated November 9, 2004, issued by the Company